Exhibit 10.15

SECOND SUPPLEMENT AND AMENDMENT TO LEASE AGREEMENT

BY AND BETWEEN

PARISH OF ST. JAMES, STATE OF LOUISIANA

AND

NUSTAR LOGISTICS, L.P.,

DATED AS OF JULY 15, 2024

RELATING TO:

$75,000,000

(ORIGINAL PRINCIPAL AMOUNT)

PARISH OF ST. JAMES, STATE OF LOUISIANA

REVENUE BONDS

(NUSTAR LOGISTICS, L.P. PROJECT)

SERIES 2011

TABLE OF CONTENTS

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ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01.	Definitions	2

ARTICLE II

ADDITION OF EXHIBIT E TO THE ORIGINAL AGREEMENT

SECTION 2.01.	Addition of Exhibit E	2

ARTICLE III

MISCELLANEOUS

SECTION 3.01.	Ratification and Confirmation	2
SECTION 3.02.	Representations and Warranties of the Issuer	2
SECTION 3.03.	Execution and Counterparts	2
SECTION 3.04.	Applicable Law	2
SECTION 3.05.	Interdependence with the Original Agreement	2
SECTION 3.06.	Severability	3
SECTION 3.07.	Dating	3
SECTION 3.08.	Indenture	3
SECTION 3.09.	Consent of Company	3

EXHIBIT A – Additional Guarantors

* * * * * *

i

SECOND SUPPLEMENT AND AMENDMENT TO LEASE AGREEMENT

THIS SECOND SUPPLEMENT AND AMENDMENT TO LEASE AGREEMENT is made and entered into as of July 15, 2024 (the “Second Supplemental Lease Agreement”) between the PARISH OF ST. JAMES, STATE OF LOUISIANA (the “Issuer”), a political subdivision of the State of Louisiana created and existing under the Constitution and Laws of the State of Louisiana, and NUSTAR LOGISTICS, L.P., a limited partnership organized and existing under the laws of the State of Delaware (the “Company”);

W I T N E S S E T H :

WHEREAS, pursuant to an Indenture of Trust dated as of August 1, 2011 (the “Original Indenture”, as amended and supplemented by the First Supplemental Indenture and the Second Supplemental Indenture, collectively, the “Indenture”), by and between the Issuer and the U.S. Bank Trust Company, National Association, a national banking association and successor trustee to U.S. Bank National Association, a national banking association, as trustee (the “Trustee”), the Issuer issued its Revenue Bonds (NuStar Logistics, L.P.) Series 2011 (the “Series 2011 Bonds”) in the original principal amount of $75,000,000, all of which are currently outstanding, for the purpose of financing a portion of the cost of acquiring, constructing and installing an addition of approximately 4.8 million barrels of additional storage capacity comprised of approximately twenty-four (24) tanks ranging in capacity from 90,000 to 363,000 shell barrels; and new tank lines, pumps and manifolds for new tanks; and additional rail car off loading facilities, all located at the NuStar St. James Terminal on the west bank of the Mississippi River at mile marker 159.9 in the Parish of St. James, State of Louisiana, constituting nonresidential real property to be located in the geographical limits of St. James Parish in the Gulf Opportunity Zone as provided in the Gulf Opportunity Zone Act of 2005 (the “Project”) and, pursuant to a Lease Agreement dated as of August 1, 2011 (the “Original Agreement”), as amended and supplemented by the First Supplemental Lease Agreement, by and between the Issuer and the Company, the Issuer leased the Project to the Company; and

WHEREAS, the Company desires to add Sunoco LP and additional entities as additional guarantors of the Series 2011 Bonds which necessitates the execution and delivery of certain amendatory documents, including but not limited to this Second Supplemental Lease Agreement; and

WHEREAS, Section 12.01 of the Original Indenture provides that the Original Agreement may be amended to make revisions thereto in connection with a supplement to the Indenture as provided in Section 11.01(c) of the Indenture; and

WHEREAS, the Trustee and the Issuer have consented to the amendment of the Original Agreement for the purpose of revising certain provisions, including but not limited to adding Sunoco LP and additional entities as additional guarantors of the Series 2011 Bonds; and

WHEREAS, the Original Indenture is being supplemented and amended on the date hereof; and

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and of the mutual benefits, covenants and agreements herein expressed, the Issuer, the Company, and the Guarantors hereby agree as follows:

1

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

SECTION 1.01. Definitions. The following terms are added as defined terms or are amendments to defined terms used in the Original Agreement:

“Additional Guarantors” means Sunoco LP, a Delaware limited partnership, and the additional guarantors listed on Exhibit A to this Second Supplemental Lease Agreement, until a successor Additional Guarantor shall have become such pursuant to the applicable provisions of the Guarantees, and thereafter “Additional Guarantors” shall mean or include each Person who is then an Additional Guarantor thereunder.

“Agreement” means the Original Agreement, as amended by the First Supplemental Lease Agreement and this Second Supplemental Lease Agreement, and any amendments and supplements thereto.

“Indenture” means the Original Indenture, as amended by the First Supplemental Indenture and the Second Supplemental Indenture, and any amendments and supplements thereto.

“Second Supplemental Indenture” means the Second Supplement and Amendment to Indenture of Trust dated as of July 15, 2024 between the Issuer and the Trustee.

“Second Supplemental Lease Agreement” means this Second Supplement and Amendment to Lease Agreement dated as of July 15, 2024 between the Issuer and the Company.

ARTICLE II

ADDITION OF EXHIBIT E TO THE ORIGINAL AGREEMENT

SECTION 2.01. Addition of Exhibit E. Exhibit A of this Second Supplemental Lease Agreement is hereby added to the Original Agreement as Exhibit E.

ARTICLE III

MISCELLANEOUS

SECTION 3.01. Ratification and Confirmation. Except as expressly modified by this Second Supplemental Lease Agreement, the Original Agreement in all other respects is hereby ratified and confirmed and shall remain in full force and effect.

SECTION 3.02. Representations and Warranties of the Issuer. The representations and warranties of the Issuer and the Company set forth in the Agreement are hereby confirmed as of the date of this Second Supplemental Lease Agreement.

SECTION 3.03. Execution and Counterparts. This Second Supplemental Lease Agreement may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

SECTION 3.04. Applicable Law. This Second Supplemental Lease Agreement is prepared and entered into with the intention that the law of the State of Louisiana shall govern its construction.

SECTION 3.05. Interdependence with the Original Agreement. Upon the execution of this Second Supplemental Lease Agreement, the Original Agreement shall be modified in accordance herewith, and this Second Supplemental Lease Agreement shall form a part of the Original Agreement for all purposes. Any default by the Company under the Original Agreement shall be deemed to be a default under this Second Supplemental Lease Agreement as well, and vice versa.

2

SECTION 3.06. Severability. If any clause, paragraph or part of this Second Supplemental Lease Agreement for any reason shall be finally adjudged by any court of competent jurisdiction to be unconstitutional or invalid, such judgment shall not affect, impair or invalidate the remainder of this Second Supplemental Lease Agreement but shall be confined in its operation to the clause, sentence, paragraph, or any part thereof directly involved in the controversy in which such judgment has been rendered.

SECTION 3.07. Dating. The dating of this Second Supplemental Lease Agreement is intended as and for the convenience of identification of this Second Supplemental Lease Agreement and is not intended to indicate that this Second Supplemental Lease Agreement was executed and delivered on said date. This Second Supplemental Lease Agreement was executed and delivered and became effective on July 15, 2024.

SECTION 3.08. Indenture. All references in the Agreement to the Indenture shall mean and include the Second Supplemental Indenture as defined herein in Section 1.01.

SECTION 3.09. Consent of Company. Pursuant to Section 11.03 of the Original Indenture, the Company hereby consents to the execution and delivery of the Second Supplemental Indenture.

[Remainder of Page Intentionally Left Blank]

3

IN WITNESS WHEREOF, the Issuer, the Company, and the Guarantors have caused this Second Supplement and Amendment to Lease Agreement to be executed in their respective names and attested by their duly authorized officers and have caused their seals to be hereunto affixed, all as of the day and year first written above.

PARISH OF ST. JAMES, STATE OF LOUISIANA

By:	/s/ Pete Dufresne
Parish President

ATTEST:

By:	/s/ Linda Hubbell
Secretary, Parish Council

(SEAL)

[Signature Page to Second Supplement and Amendment to Lease Agreement – Series 2011]

NUSTAR LOGISTICS, L.P.
By: Riverwalk Logistics, L.P., its general partner
By: NuStar GP, LLC, its general partner

By:	/s/ Dylan A. Bramhall
Name:	Dylan A. Bramhall
Title:	Chief Financial Officer

NUSTAR ENERGY L.P.
By:	Riverwalk Logistics, L.P., its general partner
By:	NuStar GP, LLC, its general partner

By:	/s/ Dylan A. Bramhall
Name:	Dylan A. Bramhall
Title:	Chief Financial Officer

NUSTAR PIPELINE OPERATING PARTNERSHIP L.P.
By:	NuStar Pipeline Company, LLC, its general partner
By:	LegacyStar Services, LLC, its sole member
By:	NuStar Logistics, L.P., its sole member
By:	Riverwalk Logistics, L.P., its sole member
By:	NuStar GP, LLC, its general partner

By:	/s/ Dylan A. Bramhall
Name:	Dylan A. Bramhall
Title:	Chief Financial Officer

[Signature Page to Second Supplement and Amendment to Lease Agreement – Series 2011]

EXHIBIT A

ADDITIONAL GUARANTORS

Sunoco LP, a Delaware limited partnership.

Aloha Petroleum LLC, a Delaware limited liability company.

Aloha Petroleum, Ltd., a Hawaii corporation.

Sunmarks, LLC, a Delaware limited liability company.

Sunoco, LLC, a Delaware limited liability company.

Sunoco Midstream LLC, a Delaware limited liability company.

Sunoco Finance Corp., a Delaware corporation.

Sunoco NLR LLC, a Delaware limited liability company.

Sunoco Refined Products LLC, a Delaware limited liability company.

Sunoco Retail LLC, a Pennsylvania limited liability company.

NuStar Energy L.P., a Delaware limited partnership.

NuStar Logistics, L.P., a Delaware limited partnership.

NuStar Pipeline Operating Partnership L.P., a Delaware limited partnership.

NuStar Pipeline Partners L.P., a Delaware limited partnership.

NuStar Permian Holdings, LLC, a Delaware limited liability company.